SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 30, 2006

Promotora Valle Hermoso Corporation[Missing Graphic Reference]
609 Hampshire Lane Oviedo, FL. 32765 Tel: (407) 435-9715

Commission File Number -----------000-27199

(Name of Person(s) Filing Proxy Statement, if other Than the Registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

ྑ	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

ྑ	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

ྑ	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ྑ	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

ITEM 2.01  COMPLETEION OF ACQUISITION OR DISPOSITION OF ASSETS

On July 24, 2006, the reverse split and symbol change for the Promotora Valle Hermoso, Inc. in accordance with the acquisition of Lion-Gri International, Inc. was effective with the issuance of trading symbol PVLH, pursuant to the closing of the transaction under the Exchange Agreement on June 24, 2006 as announced in our current report on Form 8-K filed on June 29, 2006.

Promotora Valle Hermoso Corporation will file as an amendment to the Form 8-K the financial statements required by Item 9, pursuant to Item 9(a), and the pro forma financial information required by Item 9, pursuant to Item 9(b), on or by September 15, 2006.

Item 5.03 AMENDEMENTS TO ARTICLES OF INCORPORATION

Effective July 20, 2006 the Company amended its Articles of Incorporation as follows:

  • The name of the Corporation shall be Promotora Valle Hermoso Corporation.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Promotora Valle Hermoso Corporation

Date: August 30, 2006	By:	s/ Maria Fernanda Rosales
Maria Fernanda Rosales
President and CEO